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                                                                    Exhibit 23.1
                                                                    ------------


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (File No. 333-_____) of our reports dated April 27, 1999 relating to the financial statements and financial statement schedule, which appear in Therma-Wave, Inc.'s Registration Statement on Form S-1 (No. 333-76019) filed February 2, 2000.



/s/ PricewaterhouseCoopers LLP

San Jose, California
February 18, 2000